TCM GROWTH FUNDS	TCM SMALL CAP GROWTH FUND Ticker Symbol: TCMSX
Summary Prospectus
January 30, 2015

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.tyghcap.com/prospectus.htm.  You may also obtain this information at no cost by calling 1-800-536-3230 or by e-mail at info@tyghcap.com. The Fund's Prospectus and Statement of Additional Information, both dated January 30, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective
The TCM Small Cap Growth Fund (the “Small Cap Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Fund.

Shareholder Fees (fees paid directly from your investment)	Small Cap Growth Fund
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution (12b-1) Fees	None
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.92%

Example
This Example is intended to help you compare the cost of investing in the Small Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Small Cap Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund	$94	$293	$509	$1,131

Portfolio Turnover
The Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Small Cap Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Cap Fund’s performance.  During the most recent fiscal year, the Small Cap Fund’s portfolio turnover rate was 149% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small capitalization (“small cap”) companies.  The Small Cap Fund defines small cap companies as those whose market capitalization, at the time of purchase, are consistent with the market capitalizations of companies in the Russell 2000® Index.  The Advisor uses fundamental research to identify companies with the potential for superior earnings growth and sustainable valuations.  The Advisor’s intensive bottom-up, fundamental research drives stock selection, which the Advisor believes is key to generating excess returns.

Most of the assets will be invested in U.S. common stocks that the Advisor expects will experience long-term, above average earnings growth.  The Small Cap Fund may at times invest a significant portion of its assets (greater than 25%) in stocks of technology companies, representing various unrelated technology industries.  The Small Cap Fund may also invest up to 20% of its net assets in equity securities of foreign issuers, including issuers located in emerging markets, that are American Depositary Receipts (“ADRs”) or traded on a U.S. stock exchange when consistent with the Small Cap Fund’s investment objective.  The Advisor may sell a security for different reasons including when its price reaches a target set by the Advisor or if the Advisor believes that other investments are more attractive.

Principal Risks
There is the risk that you could lose all or a portion of your investment in the Small Cap Fund.  The following risks could affect the value of your investment:

•	Management Risk: The Advisor may fail to implement the Small Cap Fund’s investment strategies and meet its investment objective.

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General Market Risk: The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•	Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

•	Growth Stock Risk: Growth-oriented funds may underperform when value investing is in favor.

•	Technology Company Risk: Although technology companies are found among a broad range of industries, they often face unusually high price volatility and losses can be significant.

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Foreign Securities and Emerging Markets Risk: Foreign securities are subject to increased risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.  Investments in emerging markets are generally more volatile than investments in developed foreign markets.

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Small- and Medium-Sized Company Risk: Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies often involve greater volatility than investing in larger, more established companies and these securities may be less liquid than other securities.

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Portfolio Turnover Risk: High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.

Performance
The following performance information indicates some of the risks of investing in the Small Cap Fund.  The information below also illustrates how the Small Cap Fund’s performance has varied from year to year and the risks of investing in the Small Cap Fund by showing its highest and lowest quarterly returns.  The table below illustrates the Small Cap Fund’s total return over time compared with a broad-based securities index.  The Small Cap Fund’s past performance, before and after taxes, is not necessarily an indication of how the Small Cap Fund will perform in the future.  Updated performance is available on the Small Cap Fund’s website at www.tyghcap.com.

Small Cap Fund

Calendar Year Total Return as of December 31

During the periods shown in the bar chart, the Small Cap Fund’s highest quarterly return was 16.42% for the quarter ended March 31, 2006 and the lowest quarterly return was -27.29% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2014

				Since Inception
	1 Year	5 Year	10 Year	(10/1/04)
TCM Small Cap Growth Fund
Return Before Taxes	6.60%	15.13%	9.26%	10.31%
Return After Taxes on Distributions	1.30%	12.41%	7.66%	8.73%
Return After Taxes on Distributions and Sale of Fund Shares	4.83%	11.40%	7.17%	8.11%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	5.60%	16.80%	8.54%	9.59%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Investment Advisor
Tygh Capital Management, Inc.

Portfolio Manager
Richard J. Johnson, CFA, is the Chief Investment Officer of the Advisor and has been the Portfolio Manager of the Small Cap Fund since its inception in 2004.

Purchase and Sale of Fund Shares
Investors may purchase or redeem Small Cap Fund shares on any business day by mail (TCM Small Cap Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer or by telephone at 1-800-536-3230.  The minimum initial and subsequent investment amounts are shown below.

Minimum Investment	To Open Your Account	To Add to Your Account
	$100,000	$2,500

Tax Information
The Small Cap Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.